Common Shares	12 Months Ended
Dec. 31, 2019
Stockholders Equity Note [Abstract]
Common Shares
(19)	COMMON SHARES

On December 18, 2019, the Company entered into a subscription agreement with CL-TCC, a company focusing on investments in culture and education industry, in connection with a private placement for the Company’s common shares. ACG completed this private placement with CL-TCC on December 24, 2019, under which it issued 5,662,634 common shares of the Company for gross proceeds of approximately $10.0 million. As of December 31, 2019, ACG has received cash consideration of $8.8 million (RMB 61.7 million) in accordance with payment term of the subscription agreement. The rest of the proceeds of $1.2 million (RMB 8.5 million) was received on April 10, 2020.